TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008 to the Statement of Additional Information
dated March 1, 2007, as revised November 1, 2007
TA IDEX Van Kampen Mid-Cap Growth
TA IDEX Van Kampen Small Company Growth
The following information supplements, amends and replaces certain information in “Appendix B — Portfolio Managers” of the Statement of Additional Information:
As of October 31, 2007, Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason Yeung did not own any shares in the Fund.
As of October 31, 2007, Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason Yeung together managed 38 registered investment companies with total assets of approximately $26,997,091,753; 5 pooled investment vehicles other than mutual funds with total assets of approximately $1,347,292,035; and 7,414 other accounts (which includes accounts managed under certain “wrap fee” programs) with total assets of approximately $2,128,526,591. None of these had an advisory fee based on the performance of the account.
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Investors Should Retain this Supplement for Future Reference